UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2018

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01         Completion of Acquisition or Disposition of Assets.

On November 16, 2018, Axos Bank, a subsidiary of Axos Financial, Inc. (the "Registrant"), completed its previously announced acquisition of the deposit liabilities of Nationwide Bank, pursuant to the terms of the Purchase and Assumption Agreement, dated as of August 2, 2018 (the “Agreement”). Axos Bank has acquired approximately $2.4 billion in deposits from Nationwide Bank, including $0.7 billion in checking, savings and money market accounts and $1.7 billion in time deposit accounts. Axos received cash equal to the book value of the deposit liabilities, less the purchase price premium of approximately $14 million.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is incorporated by reference as Exhibit 99.1 hereto.

Item 7.01    Regulation FD Disclosure

On November 19, 2018, the Bank issued a press release announcing its completion of the Nationwide Bank deposit acquisition. A copy of the press release is attached hereto as Exhibit 99.2.

This Item 7.01 of Form 8-K and the copy of the press release attached hereto as Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information is presented as of November 20, 2018, and the Registrant does not assume any obligation to update such information in the future.

Item 9.01         Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

If required, the Registrant will file financial statements in accordance with Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Registrant intends to file the pro forma financial information if required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

99.1
Purchase and Assumption Agreement, dated as of August 2, 2018, by and between Nationwide Bank and the Registrant (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Registrant on August 3, 2018).

99.2	Axos Bank Closes Nationwide Bank Deposit Acquisition Press Release dated November 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	November 20, 2018	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer